Exhibit 99.1

FIG Partners’ 3rd Annual West Coast Bank CEO Forum February 7, 2012 San Francisco, California

February 7, 2012 FIG Partners' Bank CEO Forum 2 Forward-Looking Statements and Where to Find Additional Information This presentation contains certain forward-looking information about PacWest Bancorp that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All references herein to PacWest are intended to refer to PacWest and its predecessor First Community Bancorp. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. We caution readers that a number of important factors could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. Risks and uncertainties include, but are not limited to: planned acquisitions and related cost savings cannot be realized or realized within the expected time frame; lower than expected revenues; credit quality deterioration which could cause an increase in the allowance for credit losses and a reduction in net earnings; increased competitive pressure among depository institutions; the Company’s ability to complete announced acquisitions, to successfully integrate acquired entities, or to achieve expected synergies and operating efficiencies within expected time-frames or at all; the integration of acquired businesses costs more, takes longer or is less successful than expected; the possibility that personnel changes will not proceed as planned; the cost of additional capital is more than expected; a change in the interest rate environment reduces net interest margins; asset/liability repricing risks and liquidity risks; pending legal matters may take longer or cost more to resolve or may be resolved adversely to the Company; general economic conditions, either nationally or in the market areas in which the Company does or anticipates doing business, are less favorable than expected; environmental conditions, including natural disasters, may disrupt our business, impede our operations, negatively impact the values of collateral securing the Company’s loans or impair the ability of our borrowers to support their debt obligations; the economic and regulatory effects of the continuing war on terrorism and other events of war, including the conflicts in the Middle East; legislative or regulatory requirements or changes adversely affecting the Company’s business; changes in the securities markets; regulatory approvals for any acquisitions cannot be obtained on the terms expected or on the anticipated schedule; and, other risks that are described in PacWest’s (including its predecessor’s) public filings with the U.S. Securities and Exchange Commission (the “SEC”). If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, PacWest’s results could differ materially from those expressed in, implied or projected by such forward-looking statements. PacWest assumes no obligation to update such forward-looking statements. For a more complete discussion of risks and uncertainties, investors and security holders are urged to read the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and other reports filed by PacWest with the SEC. The documents filed by PacWest with the SEC may be obtained at PacWest Bancorp’s website at www.pacwestbancorp.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from PacWest by directing a request to: PacWest Bancorp c/o Pacific Western Bank, 275 North Brea Boulevard, Brea, CA 92821. Attention: Investor Relations. Telephone 714-671-6800.

February 7, 2012 FIG Partners' Bank CEO Forum 3 NASDAQ Symbol PACW Fully Diluted Shares 37.254 Million* Market Capitalization $785 Million ** Average Volume 206,000 shares per day ** Dividends Per Share $0.72 per year (3.4% yield) (Annualized) Analyst Coverage CS First Boston D.A. Davidson & Co. FIG Partners Friedman Billings Ramsey Keefe, Bruyette & Woods, Inc. Macquarie Securities Group B. Riley & Co Roth Capital Partners RBC Capital Markets Sandler O’Neill + Partners Sterne Agee & Leach, Inc. Wunderlich Securities *Common and unvested restricted shares less treasury shares as of 12/31/11 **As of 2/2/2012 Stock Summary

PacWest Bancorp February 7, 2012 FIG Partners' Bank CEO Forum 4 Overview, Operating Principles and Objectives Highlights MEF Acquisition Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

February 7, 2012 FIG Partners' Bank CEO Forum 5 Source: Company Filings * See “Non-GAAP Measurements” slide. Commercial Banking Focus in Southern California $5.5 Billion in Assets at December 31, 2011 76 Full-Service Offices: 73 in Southern California and 3 in the Bay Area Low Risk Profile Strong Capital Levels* Proven Operating Model Generates Earnings For the Fourth Quarter of 2011 NIM 5.00% Loan Yield 6.87% Deposit Cost 0.36% Efficiency Ratio – Credit Adjusted 59.9%* Pre-credit, Pre-tax Earnings – $27.8 Million* Stable Credit Quality at December 31, 2011 Non-Covered NPA Ratio – 3.73% Credit Loss Allowance to Net Non-Covered Loans – 3.34% Credit Loss Allowance to Non-Covered Nonaccruals – 161.0% Experienced Acquirer 23 Bank and Finance Company Acquisitions, Including MEF and 3 FDIC-Assisted Deals Overview as of 12/31/11 Equity ($ millions) Equity/Assets Per Share Company - Tangible* $489.6 8.95% $13.14 Company - GAAP $546.2 9.88% $14.66 Bank - Tangible* $568.9 10.43% n/a Bank - GAAP $625.5 11.35% n/a

February 7, 2012 FIG Partners' Bank CEO Forum 6 Operating Principles Manage for Profitability, Not Growth Strategic Focus on Low-Cost Deposits Strong Expense Management Focus on Credit Quality Results Include Strong Net Interest Margin Controlled Operating Expenses

February 7, 2012 FIG Partners' Bank CEO Forum 7 2012 Objectives Acquisitions Continued Focus on Credit Serve the Best and Largest Customers Maintain Net Interest Margin

PacWest Bancorp February 7, 2012 FIG Partners' Bank CEO Forum 8 Overview, Operating Principles and Objectives Highlights MEF Acquisition Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

4Q11 Highlights Net earnings of $13.9 million or $0.38 per share Pre-credit, pre-tax earnings of $27.8 million Tangible capital increased by $8.6 million to $489.6 million or $13.14 per share NIM at 5.00% Although loan growth remains tepid, we continue to retain many maturing lending relationships that contribute positively to profitability and net interest margin DDA ratio to total deposits at 37% Core deposits at 79% of total deposits On-balance sheet liquidity remains strong Stable credit metrics Lower net credit costs High ALLL coverage ratios New nonaccruals at lowest level Core noninterest expense declining February 7, 2012 FIG Partners' Bank CEO Forum 9

Net Earnings (Loss) February 7, 2012 10 PacWest Bancorp ($ in Millions) 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 Pre-Credit Pre-Tax Earnings $23.2 $20.4 $26.1 $27.0 $28.4 $31.6 $29.1 $27.8 Net Earnings (Loss) ($60.5) $2.7 $3.5 ($7.7) $10.7 $12.8 $13.3 $13.9 * 3Q09 excludes $67.0 million gain from the Affinity acquisition. FIG Partners' Bank CEO Forum

PacWest Bancorp Overview, Operating Principles & Objectives Highlights MEF Acquisition Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value February 7, 2012 FIG Partners' Bank CEO Forum 11

MEF Acquisition – January 3, 2012 Marquette Equipment Finance (MEF) is a business-essential equipment leasing company based in Midvale, Utah Underwriting focuses on lessee credit quality, and is not reliant on equipment residual values Typical lease collateral: computer systems, manufacturing equipment, medical equipment Approximately 50% of the leases outstanding at 12/31/11 also had cash collateral Acquired all the capital stock of MEF for $35 million in cash and repaid $129 million in debt to MEF’s former bank parent Senior management and all employees retained Advantages to PACW Categorical and geographical loan portfolio diversification Product line expansion Portfolio growth opportunities Excess liquidity deployed into higher-yielding assets NIM expansion and net earnings enhancement Merged into Pacific Western Bank on January 20, 2012 February 7, 2012 FIG Partners' Bank CEO Forum 12

MEF - Metrics At 12/31/2011, MEF had $166 million in gross leases outstanding Leased equipment is located in 45 states Across 18 industries, with top three being Financial Services, Manufacturing and Health Care, which together represent 68% of the portfolio Average yield: 9% Remaining contractual maturity: 34 months Nonaccrual leases at 12/31/2011: NONE Acquisition date balance sheet data * Leases: $166 million Intangibles: $17 million Other liabilities: $25 million Calendar 2011 operating results data ** Net interest income: $10 million Noninterest income: $7 million (includes $6 million in gains from asset sales) Noninterest expense: $9 million Net earnings: $5 million * After preliminary fair value adjustments and subject to finalization of fair value estimations ** Not indicative of future operating results February 7, 2012 FIG Partners' Bank CEO Forum 13

PacWest Bancorp February 7, 2012 FIG Partners' Bank CEO Forum 14 Overview, Operating Principles & Objectives Highlights MEF Acquisition Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

Non-Covered Loan Credit Quality Has Improved February 7, 2012 FIG Partners' Bank CEO Forum 15 December 31, September 30, June 30, March 31, December 31, 2011 2011 2011 2011 2010 (Dollars in thousands) Non-Covered Credit Quality Metrics: Allowance for credit losses to loans, net of unearned income 3.34% 3.34% 3.52% 3.41% 3.30% Allowance for credit losses to nonaccrual loans 161.0% 161.0% 157.0% 135.6% 111.8% Nonperforming assets to loans, net of unearned income, and other real estate owned 3.73% 3.68% 3.96% 4.03% 3.76% Nonaccrual loans 58,260 $ 59,968 $ 65,300 $ 76,849 $ 94,183 $ Classified loans (1) 185,560 $ 177,745 $ 215,437 $ 207,012 $ 214,009 $ Performing restructured loans 116,791 $ 86,406 $ 82,487 $ 71,669 $ 89,272 $ Net credit costs, including covered loans and ORE (2) 3,395 $ 6,491 $ 9,579 $ 10,005 $ 40,480 $ Net charge-offs (3) 2,752 $ 6,017 $ 7,187 $ 7,889 $ 11,289 $ Provision for credit losses - $ - $ 5,500 $ 7,800 $ 35,315 $ (1) Classified loans are those with a credit risk rating of substandard or doutbtful. (2) Net credit costs include: provision for credit losses, FDIC loss sharing income and OREO expense or income (3) Excludes charge-offs of $20.9 million in 4Q10 from classified loan sale.

Credit Coverage Ratios Unchanged February 7, 2012 16 FIG Partners' Bank CEO Forum ACL to Net Loans 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 Allowance For Credit Losses to Net Loans Allowance For Credit Losses to Non-Accrual Loans 1.98% 1.97% 3.15% 3.35% 2.81% 55.3% 48.9% 62.3% 51.7% 91.5% 161.0% 3.34% 86.3% 95.9% 110.8% 135.6% 157.0% 161.0% 2.93% 3.05% 3.30% 3.41% 3.52% 3.34%

Non-Accrual Loans Trending Down February 7, 2012 17 FIG Partners' Bank CEO Forum Non-Accrual Loans ($ in Millions) 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 Pacific Western Bank $138.5 $156.9 $193.6 $ 240.2 $ 99.9 $108.3 $105.5 $ 94.2 $ 76.5 $ 65.3 $ 60.0 $ 58.3

New Non-Accrual Loans at Lowest Level February 7, 2012 18 FIG Partners' Bank CEO Forum New Non-Accrual Loans ($ in Millions) 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 Pacific Western Bank $ 99.8 $ 57.5 $ 85.0 $120.4 $ 18.1 $ 25.1 $ 26.5 $ 21.4 $ 23.2 $ 16.2 $ 8.8 $ 8.7

Classified Loans Declined from Crisis High February 7, 2012 19 FIG Partners' Bank CEO Forum Classified Loan Sales Classified Loans ($ in Millions) 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 Pacific Western Bank $315.1 $316.0 $457.0 $ 544.0 $198.5 $226.4 $297.0 $ 214.0 $ 207.0 $ 215.4 $ 177.7 $ 185.6

Non-Performing Assets Trending Down February 7, 2012 20 FIG Partners' Bank CEO Forum Classified Loan Sales Non-Performing Assets ($ in Millions) 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 Pacific Western Bank $186.2 $203.5 $232.8 $ 283.4 $129.6 $132.8 $130.1 $ 119.8 $ 125.2 $ 117.5 $ 108.2 $ 106.7

Non-Covered Nonaccrual Loan Details February 7, 2012 FIG Partners' Bank CEO Forum 21 Nonaccrual Amount Description (In thousands) 10,226 $ This loan is secured by three airplane hangar structures and two office buildings in Los Angeles County, California. (1) 7,251 This loan is secured by two hotels in San Diego County, California. The borrower is paying according to the restructured terms of the loan. (1) 3,813 This loan is secured by four industrial warehouse buildings in Riverside County, California. The borrower is paying according to the restructured terms of the loan. (1) 3,585 This loan is unsecured. The borrower is paying according to the restructured terms of the loan. 2,520 This loan is secured by a strip retail center in Riverside County, California. The borrower is paying according to the restructured terms of the loan. (1) 2,306 This loan is unsecured and has a specific reserve for 95% of the balance. The borrower is paying according to the restructured terms of the loan. (1) 1,963 This loan is secured by a multi-tenant industrial building in Riverside County, California. The borrower is paying according to the restructured terms of the loan. 1,701 Two unsecured loans that are fully reserved for. (1) 1,553 Loan secured by unimproved land in Imperial County, California. (1) 1,492 This loan is secured by a medical-related office building in Los Angeles County, California. The borrower is paying according to the restructured terms of the loan. (1) 36,410 $ Total (1) On nonaccrual status at September 30, 2011

February 7, 2012 FIG Partners' Bank CEO Forum 22 Non-Covered Loan Charge-Off History Source: Company Filings 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 1Q10 Excluding Classified Loan Sale 2Q10 3Q10 4Q10 4Q10 Excluding Classified Loan Sale 1Q11 2Q11 3Q11 4Q11 1.82% 0.50% 0.76% 0.76% 0.63% 1.83% 3.17% 3.26% 16.81% 2.51% 1.50% 1.09% 3.90% 1.37% 1.03% 0.97% 0.83% 0.39% Annualized Net Chargeoffs to Average Loans

Net Credit Costs Have Declined February 7, 2012 FIG Partners' Bank CEO Forum 23 December 31, September 30, June 30, March 31, December 31, 2011 2011 2011 2011 2010 (In thousands) Provision for credit losses on non-covered loans - $ - $ 5,500 $ 7,800 $ 35,315 $ Non-covered OREO expense, net 1,714 2,293 2,300 703 1,093 Total non-covered credit costs 1,714 2,293 7,800 8,503 $ 36,408 $ Provision for credit losses on covered loans (recovery) 4,122 348 5,890 2,910 (1,100) Covered OREO expense (income), net 226 4,813 1,205 (2,578) 699 Total covered net credit costs 4,348 5,161 7,095 332 (401) Less: FDIC loss sharing (income) expense, net (2,667) (963) (5,316) 1,170 4,473 Adjusted covered net credit costs 1,681 4,198 1,779 1,502 4,072 Total net credit costs 3,395 $ 6,491 $ 9,579 $ 10,005 $ 40,480 $ Three Months Ended

Non-Covered Real Estate Mortgage Exposure

Loan Category	December 31, 2011 Balance	December 31, 2011 % of Total	September 30, 2011 Balance	September 30, 2011 % of Total	December 31, 2010 Balance	December 31, 2010 % of Total
	(Dollars in thousands)					
Commercial real estate mortgage:						
Industrial/warehouse	$ 367,494	18.5%	$ 362,049	17.8%	$ 432,263	19.0%
Retail	286,691	14.5%	299,100	14.7%	374,027	16.4%
Office buildings	290,074	14.6%	314,352	15.5%	350,192	15.4%
Owner-occupied	226,307	11.4%	250,772	12.3%	263,603	11.6%
Hotel	144,402	7.3%	145,783	7.2%	156,614	6.9%
Healthcare	131,625	6.6%	114,277	5.6%	102,227	4.5%
Mixed use	53,855	2.7%	56,507	2.8%	57,230	2.5%
Gas station	33,715	1.7%	35,743	1.8%	38,502	1.7%
Self storage	23,148	1.2%	23,260	1.1%	26,432	1.2%
Restaurant	22,549	1.1%	23,585	1.2%	26,463	1.2%
Land acquisition/development	14,015	0.7%	9,514	0.5%	9,649	0.4%
Unimproved land	1,369	0.1%	1,415	0.1%	1,494	0.1%
Other	206,504	10.4%	216,206	10.6%	250,068	11.0%
Total commercial real estate mortgage	1,801,748	90.9%	1,852,563	91.2%	2,088,764	91.8%
Residential real estate mortgage:						
Multi-family	93,866	4.7%	91,588	4.5%	81,880	3.6%
Single family owner-occupied	32,209	1.6%	31,439	1.5%	38,025	1.7%
Single family nonowner-occupied	19,341	1.0%	20,059	1.0%	26,618	1.2%
HELOCs	35,300	1.8%	36,244	1.8%	38,823	1.7%
Unimproved land	-	0.0%	-	0.0%	623	0.0%
Total residential real estate mortgage	180,716	9.1%	179,330	8.8%	185,969	8.2%
Total gross non-covered real estate mortgage loans	$ 1,982,464	100.0%	$ 2,031,893	100.0%	$ 2,274,733	100.0%

PacWest Bancorp

February 7, 2012 FIG Partners' Bank CEO Forum 24

Non-Covered Construction Loan Exposure

	December 31, 2011		September 30, 2011		December 31, 2010	
Loan Category	Balance	% of Total	Balance	% of Total	Balance	% of Total
			(Dollars in thousands)			
Commercial real estate construction:						
Retail	$ 19,468	17.2%	$ 18,678	12.3%	$ 20,378	11.4%
Industrial/warehouse	18,786	16.6%	16,020	10.5%	11,329	6.3%
Office buildings	5,223	4.6%	6,313	4.1%	3,805	2.1%
Owner-occupied	476	0.4%	2,227	1.5%	2,000	1.1%
Healthcare	-	0.0%	-	0.0%	4,305	2.4%
Self storage	13,037	11.5%	19,148	12.6%	13,191	7.3%
Land acquisition/development	3,211	2.8%	35,323	23.2%	16,983	9.5%
Unimproved land	27,434	24.3%	27,857	18.3%	26,032	14.5%
Other	7,755	6.9%	6,539	4.3%	9,062	5.0%
Total commercial real estate construction	95,390	84.4%	132,105	86.7%	107,085	59.7%
Residential real estate construction:						
Multi-family	2,993	2.6%	4,475	2.9%	26,474	14.8%
Single family owner-occupied	427	0.4%	90	0.1%	-	0.0%
Single family nonowner-occupied	890	0.8%	1,165	0.8%	1,026	0.6%
Land acquisition/development	2,262	2.0%	3,275	2.1%	1,482	0.8%
Unimproved land	11,097	9.8%	11,301	7.4%	43,412	24.2%
Total residential real estate construction	17,669	15.6%	20,306	13.3%	72,394	40.3%
Total gross non-covered real estate construction loans	$ 113,059	100.0%	$ 152,411	100.0%	$ 179,479	100.0%

PacWest Bancorp

February 7, 2012 FIG Partners' Bank CEO Forum 25

February 7, 2012 FIG Partners' Bank CEO Forum 26 Other Real Estate Owned Non-Covered Covered Non-Covered Covered Property Type OREO OREO OREO OREO Commercial real estate $ 23,003 $ 15,053 $ 18,205 $ 21,658 Construction and land development 24,788 15,461 4,650 19,205 Multi-family - - - 10,393 Single family residences 621 2,992 2,743 4,560 Total OREO 48,412 $ 33,506 $ 25,598 $ 55,816 $ December 31, 2011 December 31, 2010 (In thousands)

PacWest Bancorp February 7, 2012 FIG Partners' Bank CEO Forum 27 Overview, Operating Principles & Objectives Highlights MEF Acquisition Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

February 7, 2012 FIG Partners' Bank CEO Forum 28 Non Interest-Bearing Deposits to Total Deposits at Period End *2004 excludes a $365.0 million short-term interest bearing deposit received on December 31, 2004 Source: Company Filings and SNL Data Source 35% 38% 42% 46% 49% 43% 37% 34% 32% 32% 37% 22% 23% 24% 24% 23% 22% 22% 22% 23% 23% 25% 2001 2002 2003 2004* 2005 2006 2007 2008 2009 2010 4Q11 PACW CA Peers

Strong Net Interest Margin Versus Peers February 7, 2012 FIG Partners' Bank CEO Forum 29 Peers Defined as median of all Major Exchange (NYSE, AMEX, NASDAQ) Banks with $3B to $7B in Assets as of period end. Source: Company Filings and SNL Data Source 5.32% 5.41% 5.24% 5.58% 6.37% 6.67% 6.34% 5.30% 4.79% 5.02% 5.00% 3.91% 4.19% 4.00% 3.96% 3.90% 3.82% 3.64% 3.79% 3.67% 3.92% 3.75% 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 4Q11 PACW Peers

NIM – Adjusted for Accelerated Accretion and Nonaccrual Interest February 7, 2012 FIG Partners' Bank CEO Forum 30 Year Three Months Ended Ended December 31, September 30, December 31, 2011 2011 2011 Net interest margin as reported 5.00% 5.15% 5.26% Less: Accelerated accretion of purchase discounts on covered loan payoffs 0.02% 0.10% 0.18% Nonaccrual loan interest 0.01% 0.03% 0.01% Net interest margin as adjusted 4.97% 5.02% 5.07% The MEF acquisition, which closed on January 3, 2012, is expected to positively impact the NIM by 20-25 basis points.

Investment Yields and Durations February 7, 2012 FIG Partners' Bank CEO Forum 31 (in thousands) (Years) Residential mortgage-backed securities: 1,042,506 $ 2.47% 3.4 82,027 2.35% 2.5 45,149 9.99% 4.6 Municipal securities 126,797 4.60% 6.3 Corporate debt securities 25,128 6.02% 12.5 Other securities 4,750 0.54% <1 Total securities available for sale 1,326,357 $ 2.98% 3.8 Securities tax equivalent yield including FHLB stock 2.88% Duration at 12/31/11 Government and government-sponsored entity pass through securities Government and government-sponsored entity CMOs Covered private label CMOs Carrying Value at 12/31/11 4Q11 Tax Equivalent Yield

PacWest Bancorp February 7, 2012 FIG Partners' Bank CEO Forum 32 Overview, Operating Principles & Objectives Highlights MEF Acquisition Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

February 7, 2012 FIG Partners' Bank CEO Forum 33 * - The 2008 efficiency ratio excludes the goodwill write-off. When the goodwill write-off is included in non-interest expense, the efficiency ratio is 371.7%. ** - Credit cost adjusted efficiency ratio – see Non-GAAP Measurements slide Source: Company Filings and SNL Data Source Focus and Execution Drive Efficiency 2002 2003 2004 2005 2006 2007 2008* 2009 2010 4Q11 4Q11 ** 66% 55% 57% 50% 47% 48% 59% 56% 63% 61% 60% Efficiency Ratios 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 4Q11 $45 $51 $59 $61 $56 $55 $54 $56 $60 $57 $60 Average Branch Size ($ - M)

PacWest Bancorp February 7, 2012 FIG Partners' Bank CEO Forum 34 Overview, Operating Principles & Objectives Highlights MEF Acquisition Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

Acquisition Strategy February 7, 2012 FIG Partners' Bank CEO Forum 35 Similar Strategic Focus Asset generation capability Market Expansion In-Market Consolidation Key Drivers of Accretion Cost Savings Customer Retention Margin Improvement

PacWest Bancorp February 7, 2012 FIG Partners' Bank CEO Forum 36 Overview, Operating Principles & Objectives Highlights MEF Acquisition Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

February 7, 2012 FIG Partners' Bank CEO Forum 37 Stock Performance vs. Indices Monthly pricing data indexed from 6/19/00 through 1/31/12 - 100.0 200.0 300.0 400.0 500.0 Jun - 00 Jun - 01 Jun - 02 Jun - 03 Jun - 04 Jun - 05 Jun - 06 Jun - 07 Jun - 08 Jun - 09 Jun - 10 Jun - 11 PacWest PACW KBW Bank Index BKX S&P 500 SPX Jan - 12

Strong Capital Base February 7, 2012 FIG Partners' Bank CEO Forum 38 December 31, 2011 Well Pacific PacWest Capitalized Western Bancorp Requirement Bank Consolidated (Dollars in thousands) Total capital 625,494 $ 546,203 $ Tangible capital * 568,938 $ 489,647 $ Regulatory capital ratios: Tier 1 leverage capital ratio 5.00% 9.73% 10.42% Tier 1 risk-based capital ratio 6.00% 14.95% 15.94% Total risk-based capital ratio 10.00% 16.22% 17.22% Tangible common equity ratio * N/A 10.43% 8.95% * See "Non-GAAP Measurements" slide.

PacWest Bancorp February 7, 2012 FIG Partners' Bank CEO Forum 39 Overview, Operating Principles & Objectives Highlights MEF Acquisition Credit DDA & NIM Trends and Investment Yields and Durations Expense Control Acquisition Strategy Performance Charts Strong Franchise Value

Strong Franchise Value February 7, 2012 FIG Partners' Bank CEO Forum 40 * Source: SNL Data Source ** Source: FDIC as of 12/31/11 8th Largest Publicly Traded CA Bank* 15th Largest Commercial Bank in California out of 254** Financial Institutions California Footprint from the Central Coast to throughout Southern California 76 Branches: 73 in Southern California and 3 in the Bay Area Strong Capital Base Low Cost of Deposits High Net Interest Margin Profitability Solid Credit Quality

February 7, 2012 FIG Partners' Bank CEO Forum 41 Attractive Southern California Footprint

California Public Banks – Data as of 12/31/2011

	Bank	Ticker	Assets
1	Wells Fargo & Company	WFC	$1,313,867,000
2	City National Corporation	CYN	23,666,291
3	East West Bancorp, Inc.	EWBC	21,968,667
4	SVB Financial Group	SIVB	19,968,894
5	Cathay General Bancorp	CATY	10,644,864
6	CVB Financial Corp.	CVBF	6,482,915
7	Pacific Capital Bancorp	PCBC	5,850,022
8	**PacWest Bancorp**	**PACW**	**$5,528,237**
9	Westamerica Bancorporation	WABC	5,042,161
10	Farmers & Merchants Bank of Long Beach	FMBL	4,659,345
11	BBCN Bancorp, Inc.	BBCN	3,016,127
12	Mechanics Bank	MCHB	2,932,423
13	Hanmi Financial Corporation	HAFC	2,744,824
14	Wilshire Bancorp, Inc.	WIBC	2,696,854
15	TriCo Bancshares	TCBK	2,555,597
16	Farmers & Merchants Bancorp	FMCB	1,880,223
17	First California Financial Group, Inc.	FCAL	1,812,664
18	Exchange Bank	EXSR	1,600,403
19	Bank of Marin Bancorp	BMRC	1,393,263
20	Sierra Bancorp	BSRR	1,335,405
21	Preferred Bank	PFBC	1,309,797
22	Heritage Commerce Corp	HTBK	1,306,194
23	Bridge Capital Holdings	BBNK	1,161,033
24	River City Bank	RCBC	1,082,104
25	Pacific Mercantile Bancorp	PMBC	1,007,435
26	Heritage Oaks Bancorp	HEOP	987,138
27	Pacific Premier Bancorp, Inc.	PPBI	961,128
28	Bank of Commerce Holdings	BOCH	940,691
29	North Valley Bancorp	NOVB	911,289
30	Central Valley Community Bancorp	CVCY	834,908
31	California United Bank	CUNB	791,694
32	First Northern Community Bancorp	FNRN	781,600
33	FNB Bancorp	FNBG	723,020

Source: SNL

PacWest Bancorp

February 7, 2012 FIG Partners' Bank CEO Forum 42

Non-GAAP Information The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company’s operational performance and to enhance investors’ overall understanding of such financial performance. These non-GAAP financial measures are presented for supplemental informational purposes only for understanding the Company’s operating results and should not be considered a substitute for financial information presented in accordance with GAAP. These non-GAAP financial measures presented by the Company may be different from non-GAAP financial measures used by other companies. The table on the following slide presents a reconciliation of the non-GAAP financial measurements to the GAAP financial measurements and certain key performance ratios February 7, 2012 FIG Partners' Bank CEO Forum 43

Non-GAAP Measurements – Pre-credit, Pre-tax February 7, 2012 FIG Partners' Bank CEO Forum 44 Rounding Year Ended Three Months Ended December 31, September 30, December 31, December 31, Pre-Credit, Pre-Tax Earnings 2011 2011 2010 2011 2010 (In thousands) Net earnings (loss) 13,883 $ 13,304 $ (7,688) $ 50,704 $ (62,016) $ Plus: Total provision for credit losses 4,122 348 34,215 26,570 212,492 Other real estate owned expense, net Non-covered 1,714 2,293 1,093 7,010 12,310 Covered 226 4,813 699 3,666 2,460 Income tax expense (benefit) 10,553 9,345 (5,841) 36,800 (46,714) Less: FDIC loss sharing income, net 2,667 963 (4,473) 7,776 22,784 Pre-credit, pre-tax earnings 27,831 $ 29,140 $ 26,951 $ 116,974 $ 95,748 $ Three Months Ended

Non-GAAP Measurements – Tangible Equity FIG Partners' Bank CEO Forum 45 February 7, 2012 December 31, September 30, December 31, Tangible Common Equity 2011 2011 2010 (Dollars in thousands) PacWest Bancorp Consolidated: Stockholders' equity 546,203 $ 539,468 $ 478,797 $ Less: Intangible assets 56,556 58,392 73,144 Tangible common equity 489,647 $ 481,076 $ 405,653 $ Total assets 5,528,237 $ 5,493,891 $ 5,529,021 $ Less: Intangible assets 56,556 58,392 73,144 Tangible assets 5,471,681 $ 5,435,499 $ 5,455,877 $ Equity to assets ratio 9.88% 9.82% 8.66% Tangible common equity ratio (1) 8.95% 8.85% 7.44% Pacific Western Bank: Stockholders' equity 625,494 $ 635,026 $ 570,118 $ Less: Intangible assets 56,556 58,392 73,144 Tangible common equity 568,938 $ 576,634 $ 496,974 $ Total assets 5,512,025 $ 5,479,173 $ 5,513,601 $ Less: Intangible assets 56,556 58,392 73,144 Tangible assets 5,455,469 $ 5,420,781 $ 5,440,457 $ Equity to assets ratio 11.35% 11.59% 10.34% Tangible common equity ratio (1) 10.43% 10.64% 9.13% (1) Calculated as tangible common equity divided by tangible assets.

February 7, 2012 FIG Partners' Bank CEO Forum 46 Non-GAAP Measurements – Credit Cost Adjusted Efficiency Ratio Year Ended Three Months Ended December 31, September 30, December 31, December 31, Credit Cost Adjusted Efficiency Ratio 2011 2011 2010 2011 2010 (Dollars in thousands) Noninterest expense $ 43,469 $ 48,587 $ 49,286 $ 179,993 $ 188,803 Less: Non-covered OREO expense 1,714 2,293 1,093 7,010 12,310 Covered OREO expense 226 4,813 699 3,666 2,460 Credit adjusted noninterest expense $ 41,529 $ 41,481 $ 47,494 $ 169,317 $ 174,033 Net interest income $ 63,773 $ 64,441 $ 68,520 $ 262,641 $ 249,327 Noninterest income 8,254 7,143 1,452 31,426 43,238 Net revenues 72,027 71,584 69,972 294,067 292,565 Less: FDIC loss sharing income (expense), net 2,667 963 (4,473) 7,776 22,784 Credit adjusted net revenues $ 69,360 $ 70,621 $ 74,445 $ 286,291 $ 269,781 Base efficiency ratio (1) 60.4% 67.9% 70.4% 61.2% 64.5% Credit cost adjusted efficiency ratio (2) 59.9% 58.7% 63.8% 59.1% 64.5% (1) Noninterest expense divided by net revenues. (2) Credit adjusted noninterest expense divided by credit adjusted net revenues. Three Months Ended